SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

BAD TOYS HOLDINGS, INC
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BAD TOYS HOLDINGS, INC.

2344 Woodridge Avenue

Kingsport, Tennessee 37664

(423) 247-9560

March     , 2007

Dear Stockholder:

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders (the “Information Statement”) is being furnished to you by the board of directors of Bad Toys Holdings, Inc. (“Bad Toys”) to provide information with respect to an action taken by written consent of the holder of a majority of the outstanding shares of our common stock that were entitled to vote on such action (the “Approving Stockholder”).

On February 9, 2007, the Approving Stockholder approved the re-incorporation of Bad Toys from Nevada to Florida, which will be accomplished through merging Bad Toys with and into Paladin Holdings, Inc., a newly formed Florida corporation (“Paladin”), with Paladin as the surviving corporation. In accordance with the proposed form of Agreement of Merger and Plan of Reorganization, the merger will result in:

•	The change of our corporate name to Paladin Holdings, Inc.;

•	A change of domicile to the State of Florida, which means that the surviving corporation will be governed by the laws of the State of Florida;

•	Your right to receive one share of common stock of Paladin for each share of common stock of Bad Toys that you hold;

•	The persons serving presently as executive officers and directors of Bad Toys to serve in their same, respective positions in Paladin;

•	Paladin’s Articles of Incorporation becoming the Articles of Incorporation of the surviving corporation; and

•	Paladin’s Bylaws becoming the Bylaws of the surviving corporation

The merger will not take effect until at least 20 days after the mailing of this Information Statement. This information statement is furnished solely for the purpose of informing our stockholders of the corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Revised Statutes.

The board of directors fixed February 1, 2007 as the record date for the determination of stockholders entitled to receive this Information Statement. As of February 1, 2007, there were 21,642,818 shares of Bad Toys common stock issued and outstanding and held of record by approximately 1016 stockholders. This information statement is being sent on March __, 2007 to such holders of record.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Larry N. Luan
Larry N. Lunan, President,
Chief Executive Officer and Director

Kingsport, Tennessee
March __, 2007

PRELIMINARY INFORMATION STATEMENT

(Intended to be distributed to Stockholders on March     , 2007)

BAD TOYS, INC.

2344 Woodridge Avenue

Kingsport, Tennessee 37664

(423) 247-9560

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders (the “Information Statement”) contains information related to certain corporate actions of Bad Toys, Inc. a Nevada corporation (“Bad Toys”), and is expected to be mailed to stockholders on or about March     , 2007.

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify Bad Toys’ stockholders as of the close of business on February 1, 2007, the record date, of the corporate action expected to be taken pursuant to the consents or authorizations of a stockholder who holds a majority of the outstanding shares of our common stock (the “Approving Stockholder”). On February 9, 2007, the Approving Stockholder approved certain corporate matters outlined in this Information Statement, which action is expected to take place no earlier than 20 days after the mailing of this Information Statement, consisting of the re-incorporation of Bad Toys through a merger with and into Paladin Holdings, a newly formed Florida corporation (“Paladin”), which will result in:

•	The change of our corporate name to Paladin Holdings, Inc.;

•	A change of domicile to the State of Florida, which means that the surviving corporation will be governed by the laws of the State of Florida;

•	Your right to receive one share of common stock of Paladin for each share of common stock of Bad Toys that you hold;

•	The persons serving presently as executive officers and directors of Bad Toys to serve in their same, respective positions in Paladin;

•	Paladin’s Articles of Incorporation becoming the Articles of Incorporation of the surviving corporation; and

•	Paladin’s Bylaws becoming the Bylaws of the surviving corporation.

Each holder of an outstanding share of common stock of record of Bad Toys on the close of business on the record date, February 1, 2007, is entitled to notice of each matter voted upon pursuant to consents or authorizations. In accordance with the Nevada General Corporation Law, all of the activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. Because the Approving Stockholder has already approved the corporate action described in this Information Statement through a written consent, no action by the minority stockholders in connection with the corporate action described in this Information Statement is required.

Bad Toys will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Only one information statement is being delivered to multiple security holders sharing an address unless Bad Toys has received contrary instructions from one or more of the security holders. Bad Toys shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify Bad Toys that the security holder wishes to receive a separate copy of the information statement by sending a written request to Bad Toys at 2344 Woodridge Avenue, Kingsport, Tennessee 37664; or by calling Bad Toys at (423) 247-9560 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

STOCK OWNERSHIP

Beneficial Owners

The table below sets forth information with respect to the beneficial ownership of our common stock as of February 1, 2007 for (i) any person whom we know to be the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our directors or those nominated to be directors, and executive officers; and (iii) all of our directors and executive officers as a group.

Security Ownership of Certain Beneficial Owners and Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)(2)
Common	Larry N. Lunan(3)(4)(6) 3520 Orebank Road, Kingsport, TN 37664	36,573,116	76.4%
Common	Susan H. Lunan(3)(5)(7) 3520 Orebank Road, Kingsport, TN 37664	36,573,116	76.4%
Common	T. Alan Walls 3520 Orebank Road, Kingsport, TN 37664	171,600	*
Common	Roger A. Warren 17130 Redhill Avenue, Irvine, CA 92714	100,000	*
Common	Clinton L. Hubbard 10 Rivera, Cote De Casa, CA 92679	63,700	*
Common	All officers and directors as a group (4 persons)(8)	36,908,416	76.4%

*	Represents less than 1% of our outstanding common stock.
(1)	Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them. See Footnote 3.
(2)	Applicable percentage of ownership is based on 21,642,818 shares of common stock outstanding as of February 1, 2007 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of February 1, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Larry N. and Susan H. Lunan are husband and wife. Each disclaims beneficial ownership of the other’s shares of Bad Toys’ common stock and preferred stock. Mr. Lunan owns 9,010,586 shares of common stock and 409,444 shares of preferred stock and Mrs. Lunan owns 750,000 shares of common stock and 409,444 shares of preferred stock. Each share of preferred stock is convertible into 10 shares of common stock. Mr. Lunan is the holder of several interest bearing convertible demand notes. The notes bare interest at 10.0%, and are convertible to common stock at $0.10 per share at his option. The balance outstanding at February 1, 2007 was $1,612,365.
(4)	Includes 4,094,440 shares that are obtainable upon conversion of preferred stock held by Mr. Lunan and 4,094,440 shares that are obtainable upon conversion of preferred stock by Ms. Lunan.

(5)	Includes 4,094,440 shares that are obtainable upon conversion of preferred stock held by Ms. Lunan and 4,094,440 shares that are obtainable upon conversion of preferred stock by Mr. Lunan.
(6)	Includes 16,123,650 shares that are obtainable upon conversion of convertible notes held by Mr. Lunan.
(7)	Includes 16,123,650 shares that are obtainable upon conversion of convertible notes held by Mr. Lunan.
(8)	Includes 8,188,880 shares of common stock obtainable upon conversion of preferred stock owned by officers and directors and 16,123,650 shares that are obtainable upon conversion of convertible notes owned by officers and directors.

RE-INCORPORATION OF BAD TOYS THROUGH A MERGER WITH AND INTO PALADIN

Bad Toys’ directors propose re-incorporation of Bad Toys through a merger with and into Paladin.

Principal Features of the Re-incorporation and the Merger

The re-incorporation will be effected by the merger (the “Merger”) of Bad Toys with and into Paladin, a newly formed corporation formed solely for the purpose of the Merger. Paladin will be the surviving corporation in the Merger and will continue under the name “Paladin Holdings, Inc.” Bad Toys will cease to exist as a result of the Merger.

The Merger will not become effective until the Agreement of Merger and Plan of Reorganization (the “Plan of Merger”) or an appropriate certificate of merger is filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Florida, which will not take place until at least 20 days after the mailing of this Information Statement to our stockholders. A copy of the Plan of Merger is attached as Attachment A to this Information Statement.

At the effective time of the Merger, the Paladin’s articles of incorporation, the Paladin’s bylaws and Florida law will govern our corporation operations and activities. However, there are no substantial differences in Paladin’s and Bad Toys’ respective articles of incorporation and bylaws. The articles of incorporation and bylaws of Bad Toys are filed as exhibits to Bad Toys filings made with the U.S. Securities and Exchange Commission, and the articles of incorporation and bylaws of Paladin are attached as Attachments B and C, respectively, to this Information Statement.

Upon completion of the Merger, each outstanding share of common stock of Bad Toys will be converted into one share of common stock of Paladin. As a result, the existing stockholders of Bad Toys will automatically become stockholders of Paladin, Bad Toys will cease to exist and Paladin will continue to operate our business under the name “Paladin Holdings, Inc.” Bad Toys stock certificates will be deemed to represent the same number of Paladin shares as were represented by such Bad Toys stock certificates prior to the re-incorporation. Stockholders currently holding certificates for shares of common stock issued by Bad Toys will be able to receive new certificates issued by Paladin upon the delivery of existing certificates to Paladin after the effective date of the re-incorporation. In the event certificates for shares in Bad Toys have not been delivered to stockholders, stockholders will receive certificates for shares of common stock in Paladin within a reasonable period after the consummation of the re-incorporation. Upon completion of the re-incorporation, the authorized capital stock of Paladin will consist of 300,000,000 shares of common stock, $0.001 par value, which is identical to the authorized capital stock of Bad Toys and there will be 21,642,818 shares of common stock of Paladin issued and outstanding.

The re-incorporation will not result in any change to our daily business operations or the present location of our principal executive offices in Kingsport, Tennessee. The financial condition and results of operations of Paladin immediately after the consummation of the re-incorporation will be identical to that of Bad Toys immediately prior to the consummation of the re-incorporation. In addition, at the effective time of the Merger, the directors of Bad Toys will be the directors of Paladin and the executive officers of

Bad Toys immediately prior to the Merger will serve as executive officers of Paladin upon the effectiveness of the Merger. Currently, Larry N. Lunan serves as our President and Chief Executive Officer and he will serve in the same capacities for Paladin. Our directors and the Approving Stockholder have already approved the Plan of Merger, Paladin’s articles of incorporation and Paladin’s bylaws, copies of which are attached as exhibits to this Information Statement.

The re-incorporation of Bad Toys will not be submitted to a vote of stockholders. Under Nevada General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting provided that a consent, in writing, setting forth the action so taken is signed by stockholders having at least the minimum number of votes that would be necessary to authorize such action at a meeting. Under Nevada law, a vote of the majority of the issued and outstanding shares of Bad Toys common stock was required to approve the certificate amendment. On February 9, 2007, Larry and Susan Lunan, the record owners of 76.4% of the issued and outstanding shares of Bad Toys common stock, approved the re-incorporation and authorized Bad Toys board of directors to take all actions necessary to cause such action to be effectuated. Nevada law and federal securities laws require us to notify each stockholder who has not consented to the action in writing and who, if the action had been taken at a meeting, would have been entitled to vote at the meeting of the action taken by written consent. This information statement is intended to serve as the notice required by Nevada law.

About Paladin Holdings, Inc.

Paladin, which will be the surviving corporation, was incorporated under the Florida Statutes on January 16, 2007, exclusively for the purpose of merging with Bad Toys. Prior to the Merger, Paladin will have no material assets or liabilities and will not have carried on any business.

Paladin is a newly formed corporation with one share of common stock issued and outstanding held by Bad Toys, with only minimal capital. The terms of the Plan of Merger provide that the currently issued one share of the common stock of Paladin held by Bad Toys will be cancelled. As a result, following the merger, our current stockholders will be the only stockholders of the newly merged corporation.

The articles of incorporation and bylaws of Paladin are attached as Attachments B and C, respectively, to this Information Statement.

The Plan of Merger

The Plan of Merger provides that Bad Toys will merge with and into Paladin, with Paladin being the surviving corporation. Paladin will assume all assets and liabilities of Bad Toys, including obligations under our outstanding indebtedness and contracts. Upon consummation of the re-incorporation, the historical financial statements of Bad Toys will become the historical financial statements of Paladin. Total stockholders’ equity will be unchanged as a result of the merger and resulting re-incorporation.

A copy of the Plan of Merger is attached as Attachment A to this Information Statement.

Filing of the Articles of Merger

We do not intend to file the Articles of Merger, which will effectuate the Plan of Merger, with the Secretaries of State of Florida and Nevada until at least 20 days after the mailing of this Information Statement.

Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the re-incorporation will become effective no earlier than 20 days after the mailing of this Information Statement. However, the Plan of Merger provides that at any time before the effective date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the board of directors of either Bad Toys or Paladin, or both, notwithstanding the approval of the Plan of Merger by the stockholders of Bad Toys or by the stockholders of Paladin, or by both. The boards of directors of Bad Toys and Paladin may amend the Plan of Merger at any time prior to the filing of the Plan of Merger (or certificate in lieu thereof) with the Secretary of State of Florida, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation shall not adversely affect the rights of stockholders of either corporation.

Principal Reasons for the Re-Incorporation

We have chosen to change our state of incorporation in order to change our name to Paladin. This name was unavailable in the State of Nevada.

The Rights of the Stockholders Will Now be Governed by Florida Law instead of Nevada Law

The general corporation laws of the State of Florida will now govern the rights of our stockholders rather than the general corporation laws of the State of Nevada. Nevada law and Florida law are similar with respect to the governing of corporate actions and stockholders’ rights.

Dissenters’ Rights of Appraisal

Stockholders of Bad Toys common stock that follow the appropriate procedures are entitled to dissent from the consummation of the re-incorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.

The following discussion summarizes the material applicable provisions of the Nevada dissenters’ rights statute. You are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Attachment D to this Information Statement. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters’ rights such person may have.

This discussion and Attachment D should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Nevada dissenters’ rights statute.

Under the Nevada dissenters’ rights statute, you have the right to dissent from the re-incorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must file with Bad Toys a written notice of dissent stating that you intend to demand payment for your shares of common stock if the re-incorporation is consummated. Such written notice of dissent must be filed with Bad Toys within 20 days of receipt of this Information Statement. If you fail to comply with this notice requirement, you will not be entitled to dissenters’ rights. The “fair value” of the shares as used in the Nevada dissenters’ rights statute is the value of the shares immediately before the effectuation of the proposed re-incorporation, including an appreciation or depreciation in anticipation of the re-incorporation unless exclusion would be inequitable.

Within 10 days after the effective time of the re-incorporation, Bad Toys will give written notice of the effective time of the re-incorporation by certified mail to each stockholder who filed a written notice of dissent. The notice must also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on Bad Toys for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters’ shares, Bad Toys will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, Bad Toys shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send Bad Toys a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to Bad Toys’ payment of fair value to such stockholder.

If a demand for payment remains unsettled, Bad Toys will petition the court to determine fair value and accrued interest. If Bad Toys fails to commence an action within 60 days following the receipt of the stockholder’s demand, Bad Toys will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against Bad Toys if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

Exchange of Stock Certificates

As soon as practicable on or after the re-incorporation, our stockholders of record immediately prior to the re-incorporation will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock.

After the re-incorporation, Paladin will deliver to any holder who has previously submitted a certificate representing the common stock of Bad Toys, a certificate issued by Paladin representing an equal number of shares of Paladin common stock as a Florida corporation into which such shares of the Bad Toys common stock were converted.

After the re-incorporation but before a certificate representing common stock is surrendered, certificates representing Bad Toys common stock will represent the number of shares of Paladin common stock as a Florida corporation into which such common stock was converted pursuant to the terms of the re-incorporation.

Failure by a stockholder to surrender certificates representing Bad Toys common stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing common stock following the re-incorporation will represent the number of shares of Bad Toys common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the re-incorporation, and will present no material consequences to us.

Federal Income Tax Consequences of the Re-incorporation

The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of Paladin as a result of the re-incorporation. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the re-incorporation that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the re-incorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the re-incorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of Bad Toys upon conversion of their common stock into common stock of the Florida company pursuant to the re-incorporation;

•

The aggregate tax basis of the common stock received by each stockholder of Bad Toys in the re-incorporation should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

•

The holding period of our common stock received by each stockholder of Bad Toys in the re-incorporation should include the period during which the stockholder held his common stock converted therefor, provided such common stock is held by the stockholder as a capital asset on the effective date of the re-incorporation; and

•	Bad Toys should not recognize gain or loss for federal income tax purposes as a result of the re-incorporation.

Bad Toys has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the re-incorporation under the Internal Revenue Code. We believe the re-incorporation will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of Bad Toys has any substantial interest in the matters to be acted upon, other than his role as an officer or director of Bad Toys. No director of Bad Toys has informed Bad Toys that he intends to oppose the proposed action to be taken by Bad Toys set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested Bad Toys to include any proposals in this information statement.

By Order Of The Board Of Directors

By:	/s/ Larry N. Lunan
Larry N. Lunan
President, Chief Executive Officer and Director
Kingsport, Tennessee
March , 2007

Attachment A

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

This AGREEMENT OF MERGER AND PLAN OF REORGANIZATION (the “Agreement”) is made and entered into as of                     , 2007 between Bad Toys Holdings, Inc., a Nevada corporation with a mailing address of 2344 Woodridge Avenue, Kingsport, Tennessee 37664 (“Bad Toys Nevada”), and Paladin Holdings, Inc., a Florida corporation with a mailing address of 2344 Woodridge Avenue, Kingsport, Tennessee 37664 (“Paladin Florida”). Bad Toys Nevada and Paladin Florida are from time to time herein referred to as the “Constituent Corporations.”

RECITALS

WHEREAS, Bad Toys Nevada is a corporation duly organized and existing under the laws of the State of Nevada and, on the date hereof, has authority to issue 300,000,000 shares of common stock, $.001 par value per share (“Bad Toys Nevada Common Stock”), of which 21,642,818 shares are issued and outstanding as of the date hereof.

WHEREAS, Paladin Florida is a corporation duly organized and existing under the laws of the State of Florida and, on the date hereof, has authority to issue 300,000,000 shares of common stock, par value $.001 per share (“Paladin Florida Common Stock”), of which one share is issued and outstanding and owned by Bad Toys Nevada.

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations and their respective shareholders that Bad Toys Nevada be merged with and into Paladin Florida for the purpose of changing the jurisdiction of incorporation of Bad Toys Nevada from the State of Nevada to the State of Florida.

WHEREAS, each of the Constituent Corporations has, subject to approval by its shareholders, adopted the Plan of Merger embodied in this Agreement.

NOW, THEREFORE, in consideration of the terms hereof, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

ARTICLE I

The Merger

1.01 The Merger. Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Bad Toys Nevada shall be merged with and into Southland Florida in accordance with the applicable laws of the States of Nevada and Florida (the “Merger”). The separate existence of Bad Toys Nevada shall cease, and Paladin Florida shall be the surviving corporation (the “Surviving Corporation”) and shall be governed by the laws of the State of Florida.

1.02 Effective Date. The Merger shall become effective on the date and at the time of filing of Articles of Merger, in substantially the form annexed hereto as Exhibit “A”, with the Secretary of State of the State of Nevada, and Articles of Merger in substantially the same form with the Secretary of State of the State of Florida, whichever later occurs (the “Effective Date”), all after satisfaction of the requirements of the applicable laws of such States prerequisite to such filings, including, without limitation, the approval of the shareholders of the Constituent Corporations.

1.03 Articles of Incorporation. On the Effective Date, the Articles of Incorporation of Paladin Florida, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

1.04 Bylaws. On the Effective Date, the Bylaws of Paladin Florida, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

1.05 Directors and Officers. The directors and officers of Southland Florida immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

1.06 Tax Consequences. It is intended by the Constituent Corporations that the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code.

ARTICLE II

Conversion of Shares

2.01 Bad Toys Nevada Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of Bad Toys Nevada Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the common stock of the Surviving Corporation, par value of $.001 per share (“Survivor Stock”).

2.02 Paladin Florida Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Paladin Florida Common Stock outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

2.03 Exchange of Certificates. Each person who becomes entitled to receive Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation, as promptly as practicable after the Effective Date, a certificate or certificates representing the number of shares of Survivor Stock to which such person is entitled as provided herein.

ARTICLE III

Effect of the Merger

3.01 Rights, Privileges, Etc. On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Bad Toys Nevada and Paladin Florida; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Southland Delaware and Paladin Florida on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed; title to any real estate, or any interest therein vested in Bad Toys Nevada or Paladin Florida, shall not revert or in any way be impaired by reason of this Merger; and all of the rights of creditors of Bad Toys Nevada and Paladin Florida shall be preserved unimpaired, and all liens upon the property of Bad Toys Nevada or Paladin Florida shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

3.02 Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Bad Toys Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Bad Toys Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Bad Toys Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

ARTICLE IV

Miscellaneous

4.01 Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the

Board of Directors of either Bad Toys Nevada or Paladin Florida or both, notwithstanding the approval of this Agreement by the shareholders of Bad Toys Nevada and Paladin Florida.

4.02 Amendment. At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the Board of Directors of either Bad Toys Nevada or Paladin Florida or both; provided, however, that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the rights of the shareholders of such Constituent Corporation.

4.03 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida and, so far as applicable, the merger provisions of the Nevada General Corporation Law.

4.04 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

BAD TOYS HOLDINGS, INC.,
a Nevada corporation

By:
Larry N. Lunan, President

PALADIN HOLDINGS, INC.,
a Florida corporation

By:
Larry N. Lunan, President

Attachment B

ARTICLES OF INCORPORATION

OF

PALADIN HOLDINGS, INC.

The undersigned, acting as incorporator of the captioned corporation under the Florida Business Corporation Act, adopts the following Articles of Incorporation:

ARTICLE I

CORPORATE NAME AND PRINCIPAL OFFICE

The name of this corporation is PALADIN HOLDINGS, INC. (the “Corporation”) and its principal office and mailing address is 2344 Woodridge Avenue, Kingsport, Tennessee 37664.

ARTICLE II

COMMENCEMENT OF CORPORATE EXISTENCE

The Corporation shall commence its existence upon the filing of these Articles of Incorporation with the Florida Secretary of State.

ARTICLE III

GENERAL NATURE OF BUSINESS

The Corporation may transact any lawful business for which corporations may be incorporated under Florida law.

ARTICLE IV

CAPITAL STOCK

The aggregate number of shares of stock authorized to be issued by this corporation shall be 7,500 shares of common stock, each with a par value of $.001. Each share of issued and outstanding common stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the Corporation upon liquidation or dissolutions.

ARTICLE V

INITIAL REGISTERED OFFICE AND AGENT

The street address of the initial registered office of the Corporation shall be 200 S. Franklin Street, Tampa, Florida 33602, and the initial registered agent of the Corporation at such address is John N. Giordano.

ARTICLE VI

INCORPORATOR

The name and address of the Corporations, incorporator is:

Name	Address
Brenda K. Holland	220 S. Franklin Street
Tampa, Florida 33602

ARTICLE VII

BY-LAWS

The power to adopt, alter, amend or repeal by-laws of this Corporation shall be vested in its shareholders and separately in its Board of Directors, as prescribed by the by-laws of the Corporation.

ARTICLE VII

INDEMNIFICATION

If the criteria set forth in §607.0850(1) or (2), Florida Statutes, as then in effect, have been met, then the Corporation shall indemnify any director, officer, employee or agent thereof, whether current or former, together with his or her personal representatives, devisees or heirs, in the manner and to the extent contemplated by , as then in effect, have been met, then the Corporation shall indemnify any director, officer, employee or agent thereof, whether current or former, together with his or her personal representatives, devisees or heirs, in the manner and to the extent contemplated by §607.0850, as then in effect, or by any successor law thereto.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 15th day of January, 2007.

/s/ Brenda K. Holland
Brenda K. Holland, Incorporator

CERTIFICATE DESIGNATING

REGISTERED AGENT

Pursuant to the provisions of §§48.091 and 607.0501, Florida Statutes, PALADIN HOLDINGS, INC. desiring to organize under the laws of the State of Florida, hereby designates John N. Giordano, an individual resident of the State of Florida, as its Registered Agent for the purpose of accepting service of process within such state and designates 220 S. Franklin Street, Tampa, Florida 33602, the business office of its Registered Agent, as its Registered Office.

PALADIN HOLDINGS, INC.

By:	/s/ Brenda K. Holland
Brenda K. Holland, Incorporator

ACKNOWLEDGEMENT

I hereby accept my appointment as Registered Agent of the above named corporation, acknowledge that I am familiar with and accept the obligations imposed by Florida law upon that position, and agree to act as such in accordance with the provisions of I hereby accept my appointment as Registered Agent of the above named corporation, acknowledge that I am familiar with and accept the obligations imposed by Florida law upon that position, and agree to act as such in accordance with the provisions of I hereby accept my appointment as Registered Agent of the above named corporation, acknowledge that I am familiar with and accept the obligations imposed by Florida law upon that position, and agree to act as such in accordance with the provisions of §§48.091 and 607.0505, Florida Statutes.

/s/ John N. Giordano
John N. Giordano

Attachment C

BY-LAWS OF PALADIN HOLDINGS, INC.

(Effective as of February 19, 2007)

ARTICLE I

OFFICES

1.1 Principal Office. The principal office of Paladin Holdings, Inc. (the “Corporation”) shall be in Kingsport, Tennessee, or such place within or without the State of Tennessee as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) shall from time to time determine.

1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors or the officers of the Corporation acting within their authority may from time to time determine or the business of the Corporation may require.

ARTICLE II

SHAREHOLDERS

2.1 Annual Meeting. The annual meeting of the shareholders shall be held between January 1 and December 31, inclusive, in each year for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting. he exact date of the meeting shall be established by the Board of Directors from time to time.

2.2 Special Meetings. Special meetings of the shareholders may be called, for any purpose or purposes, by the Board of Directors or the President. Special meetings of the shareholders shall be called by the President or the Secretary if the holders of not less than ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to the President or the Secretary one or more written demands for a special meeting, describing the purpose(s) for which it is to be held. Special meetings of the shareholders of the Corporation may not be called by any other person or persons. Notice and call of any such special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the shareholders shall be limited to the purposes stated in the notice thereof.

2.3 Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the shareholders. If no designation is made, the place of meeting shall be the principal office of the Corporation in the State of Tennessee.

2.4 Notice of Meeting. Written notice stating the date, time and place of an annual or special meeting and, in the case of a special meeting, the purpose or purposes for which it is called shall be given no fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting, except that no notice of a meeting need be given to any shareholders for which notice is not required to be given under applicable law. Notice may be delivered personally, via United States mail, facsimile or other electronic transmission, or by private mail carriers handling nationwide mail services, by or at the direction of the President, the Secretary, the Board of Directors, or the person(s) calling the meeting. If mailed via United States mail, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If the notice is mailed at least thirty (30) days before the date of the meeting, the mailing may be by a class of United States mail other than first class.

2.5 Notice of Adjourned Meeting. If a shareholders’ meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken; and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is or must be fixed under law, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date and who are otherwise entitled to notice of such meeting.

2.6 Waiver of Call and Notice of Meeting. Call and notice of any shareholders’ meeting may be waived by any shareholder before or after the date and time stated in the notice. Such waiver must be in writing signed by the shareholder and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any meeting need be specified in such waiver. A shareholder’s attendance at a meeting (a) waives such shareholder’s ability to object to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and (b) waives such shareholder’s ability to object to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

2.7 Quorum. Except as otherwise provided in these By-laws or in the Articles of Incorporation of the Corporation, a majority (based on voting) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting; and the withdrawal of shareholders after a quorum has been established at a meeting shall not affect the validity of any action taken at the meeting or any adjournment thereof.

2.8 Adjournment; Quorum for Adjourned Meeting. If less than a majority (based on voting) of the outstanding shares are represented at a meeting, a majority

(based on voting) of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

2.9 Voting on Matters Other than Election of Directors. At any meeting at which a quorum is present, action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law, the Articles of Incorporation of the Corporation or these By-laws.

2.10 Voting for Directors. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present.

2.11 Voting Lists. Prior to each meeting of shareholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete alphabetical list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged by voting group, with the address and the number, class and series (if any) of shares held by each. The list shall be subject to inspection by any shareholder during normal business hours for at least ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting. The list also shall be available at the meeting and shall be subject to inspection by any shareholder at any time during the meeting or its adjournment. The list shall be prima facie evidence as to who are the shareholders entitled to examine such list or the transfer books and to vote at any meeting of the shareholders. If the requirements of this Section have not been substantially complied with, the meeting shall be adjourned on the demand of any shareholder (in person or by proxy) until there has been substantial compliance with the requirements. If no demand for adjournment is made, failure to comply with the requirements of this Section does not affect the validity of any action taken at the meeting.

2.12 Voting of Shares. Except as otherwise provided in the Articles of Incorporation of the Corporation, each shareholder entitled to vote shall be entitled at every meeting of the shareholders to one vote in person or by proxy on each matter for each share of voting stock held by such shareholder. Such right to vote shall be subject to the right of the Board of Directors to fix a record date for voting shareholders as hereinafter provided. Treasury shares, and shares of stock of the Corporation owned directly or indirectly by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares.

2.13 Proxies. At all meetings of shareholders, a shareholder may vote by proxy, executed in writing and delivered to the Corporation in the original or as a true and correct copy of the original or by the shareholder’s duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from its date, unless the proxy expressly provides for a longer period. Each proxy shall be filed with the Secretary before or at the time of the meeting. A proxy may be revoked at the pleasure of the record owner of the shares to which it relates, unless the proxy conspicuously states otherwise and is coupled with an interest. In the event that a proxy shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one (1) is present, that one, shall have all of the powers conferred by the proxy upon all the persons so designated, unless the instrument shall provide otherwise.

2.14 Informal Action by Shareholders. Unless otherwise provided in the Articles of Incorporation of the Corporation, any action required or permitted to be taken at a meeting of the shareholders may be taken by means of one or more written consents that satisfy the requirements set forth below. In such event, no meeting, prior notice or formal vote shall be required. To be effective, a written consent (which may be in one or more counterparts) shall set forth the action taken and shall be signed by shareholders holding shares representing not less than the minimum number of votes of each voting group entitled to vote thereon that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. No written consent shall be effective unless, within sixty (60) days of the date of the earliest dated consent delivered to the Secretary, written consent signed by the number of shareholders required to take action is delivered to the Secretary. If authorization of an action is obtained by one or more written consents but less than all shareholders so consent, then within ten (10) days after obtaining the authorization of such action by written consents, notice must be given to each shareholder who did not consent in writing and to each shareholder who is not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters’ rights are provided under the Florida Business Corporation Act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the Florida Business Corporation Act regarding the rights of dissenting shareholders.

2.15 Inspectors. For each meeting of the shareholders, the Board of Directors or the President may appoint two inspectors to supervise the voting. If inspectors are so appointed, all questions respecting the qualification of any vote, the validity of any proxy and the acceptance or rejection of any vote shall be decided by such inspectors. Before acting at any meeting, the inspectors shall take an oath to execute their duties with strict impartiality and according to the best of their ability. If any inspector shall fail to be present or shall decline to act, the President shall appoint another inspector to act in his or her place. In case of a tie vote by the inspectors on any question, the presiding officer shall decide the issue.

ARTICLE III

BOARD OF DIRECTORS

3.1 General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation of the Corporation or these By-laws directed or required to be exercised or done only by the shareholders.

3.2 Number, Election, Tenure and Qualifications. The number of directors of the Corporation shall be not less than one (1) nor more than seven (7). The exact number of directors shall be fixed by resolution adopted by a vote of a majority of the then authorized number of directors; provided that no decrease in the number of directors shall have the effect of shortening the term of any then incumbent director. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office until his or her term of office expires and until such director’s successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the shareholders at any annual or special meeting. It shall not be necessary for directors to be shareholders or residents of the State of Florida. All directors shall be natural persons who are eighteen (18) years of age or older.

3.3 Annual Meeting. Promptly after each annual meeting of shareholders, the Board of Directors shall hold its annual meeting for the purpose of the election of officers and the transaction of such other business as may come before the meeting. If such meeting is held at the same place as and immediately following such annual meeting of shareholders and if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors.

3.4 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

3.5 Special Meetings. Special meetings of the Board of Directors may be called by the President or any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings of the Board of Directors called by such person or persons. If no such designation is made, the place of meeting shall be the principal office of the Corporation in the State of Tennessee.

3.6 Notice of Meeting. Whenever notice of a meeting is required, written notice stating the date, time and place of the meeting shall be delivered at least two (2) days prior thereto to each director, either personally, or by first-class United States mail, facsimile or other form of electronic communication, or by private mail carriers handling nationwide mail services, to the director’s business address. If notice is given by first-class United States mail, such notice shall be deemed to be delivered five (5) days after deposited in the United States mail so addressed with postage thereon prepaid or when received, if such date is earlier. If notice is given by facsimile transmission or other form of electronic communication or by private mail carriers handling nationwide mail services, such notice shall be deemed to be delivered when received by the director. Any director may waive notice of any meeting, either before, at or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and so states at the beginning of the meeting or promptly upon arrival at the meeting.

3.7 Notice of Adjourned Meeting. If a meeting of the Board of Directors is adjourned to a different date, time or place, notice of such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting were announced at the time of the adjournment, to the other directors.

3.8 Quorum. A majority of the total number of directors as determined from time to time to comprise the Board of Directors shall constitute a quorum.

3.9 Adjournment; Quorum for Adjourned Meeting. If less than a majority of the total number of directors are present at a meeting, a majority of the directors so present may adjourn the meeting from time to time without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally noticed.

3.10 Manner of Acting. If a quorum is present when a vote is taken, the act of a majority of the directors present at the meeting shall be the act of the Board of Directors unless otherwise provided in the Articles of Incorporation of the Corporation.

3.11 Removal. Any director may be removed by the shareholders, with or without cause, at any meeting of the shareholders called expressly for that purpose. Any such removal shall be without prejudice to the contract rights, if any, of the person removed.

3.12 Vacancies. Any vacancy occurring on the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders, unless otherwise provided in the Articles of Incorporation of the Corporation. The term of a director elected to fill a vacancy shall expire at the next following annual meeting of shareholders, and the person elected shall hold office until such time and until such director’s successor is elected and qualifies, unless such director sooner dies, resigns or is removed by the shareholders at any annual or special meeting.

3.13 Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as directors and/or such other reasonable compensation as may be determined by the Board from time to time. No payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.14 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his or her arrival) to the holding of the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

3.15 Informal Action by Board. Any action required or permitted to be taken by any provisions of law, the Articles of Incorporation of the Corporation or these By-laws at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if each and every member of the Board or of such committee, as the case may be, signs a written consent thereto and such written consent is filed in the minutes of the proceedings of the Board or such committee, as the case may be. Action taken under this Section is effective when the last director signs the consent, unless the consent specifies a different effective date, in which case it is effective on the date so specified.

3.16 Meeting by Telephone, Etc. Directors or the members of any committee thereof shall be deemed present at a meeting of the Board of Directors or of any such committee, as the case may be, if the meeting is conducted using a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

ARTICLE IV

OFFICERS

4.1 Number. The officers of the Corporation shall consist of a President, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may also appoint one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors shall deem appropriate. The same individual may simultaneously hold more than one office in the Corporation.

4.2 Appointment and Term of Office. The officers of the Corporation shall be appointed annually by the Board of Directors at its annual meeting. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until such officer’s successor is appointed and qualifies, unless such officer sooner dies, resigns or is removed by the Board. The appointment of an officer does not itself create contract rights. The failure to elect a President, a Vice President, a Secretary or a Treasurer shall not affect the existence of the Corporation.

4.3 Resignation. An officer may resign at any time by delivering notice to the Corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. An officer’s resignation shall not affect the Corporation’s contract rights, if any, with the officer.

4.4 Removal. The Board of Directors may remove any officer at any time with or without cause. An officer’s removal shall not affect the officer’s contract rights, if any, with the Corporation.

4.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

4.6 Duties of Officers. All officers of the Corporation shall have such authority and perform such duties in the management and operation of the Corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an assistant secretary of the Corporation shall record all of the proceedings of all meetings and actions in writing of shareholders, the Board, and committees of the Board, and shall exercise such additional authority and perform such additional duties as the Board of Directors shall assign. In the absence of the Secretary or an assistant secretary, the chairman of the meeting shall appoint a secretary to record the proceedings of the meeting.

4.7 Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that the officer is also a director of the Corporation.

4.8 Delegation of Duties. In the absence or disability of any officer of the Corporation, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers or duties of such officer to any other officer or to any other director for the time being.

ARTICLE V

EXECUTIVE AND OTHER COMMITTEES

5.1 Creation of Committees. The Board of Directors may designate an Executive Committee and one or more other committees. Each committee so designated shall consist of two (2) or more of the directors of the Corporation.

5.2 Executive Committee. The Executive Committee, if there shall be one, shall consult with and advise the officers of the Corporation in the management of its business. It shall have, and may exercise, except to the extent otherwise provided in the resolution of the Board of Directors creating such Executive Committee, such powers of the Board of Directors as can be lawfully delegated by the Board. Included solely for information purposes, the following is a list of the actions that, under Florida law in effect at the time of the adoption of these By-laws, may not be delegated to a committee, but the list shall be deemed automatically revised without further action by the Board of Directors or the shareholders of this Corporation upon and to the extent of any amendment to such law: (a) approve or recommend to shareholders actions or proposals required by law to be approved by shareholders; (b) fill vacancies on the Board of Directors or any committee of the Board; (c) adopt, amend or repeal these By-laws; (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (e) authorize or approve the issuance or sale of shares, or any contract to sell shares, or designate the terms of a series or class of shares.

5.3 Other Committees. Such other committees, to the extent provided in the resolution or resolutions creating them, shall have such functions and may exercise such powers of the Board of Directors as can be lawfully delegated by the Board. Notwithstanding the foregoing, no committee shall have the authority to take any action listed in subsections (a) through (e), inclusive, of Section 2 of this Article V.

5.4 Removal or Dissolution. Any committee of the Board of Directors may be dissolved by the Board at any meeting; and any member of such committee may be removed by the Board of Directors with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.5 Vacancies on Committees. Vacancies on any committee of the Board of Directors shall be filled by the Board of Directors at any meeting.

5.6 Meetings of Committees. Regular meetings of any committee of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by such committee. Special meetings of any such committee may be called by any member thereof upon two (2) days notice of the date, time and place of the meeting given to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee. Notice shall be given either personally or in the manner provided in Section 6 of Article III of these By-laws (pertaining to notice for directors’ meetings).

5.7 Absence of Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee of the Board of Directors, who may replace at any meeting of such committee any member not able to attend.

5.8 Quorum of Committees. At all meetings of committees of the Board of Directors, a majority of the total number of members of the committee as determined from time to time shall constitute a quorum for the transaction of business.

5.9 Manner of Acting of Committees. If a quorum is present when a vote is taken, the act of a majority of the members of any committee of the Board of Directors present at the meeting shall be the act of such committee.

5.10 Minutes of Committees. Each committee of the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested.

5.11 Compensation. Members of any committee of the Board of Directors may be paid compensation in accordance with the provisions of Section 13 of Article III of these By-laws (pertaining to compensation of directors).

5.12 Informal Action. Any committee of the Board of Directors may take such informal action and hold such informal meetings as allowed by the provisions of Sections 15 and 16 of Article III of these By-laws.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

6.1 General.

(a) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust (including, without limitation, an employee benefit trust), or other enterprise.

(b) To the fullest extent permitted by law and consistent with the principles set forth in Section 1(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(c) Any person for whom indemnification is required or authorized under Section 1(a) or Section 1(b) above shall be indemnified against all liabilities, judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including attorneys’ fees, paralegals’ fees and court costs) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

6.2 Actions by or in the Right of the Corporation.

(a) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

(b) To the fullest extent permitted by law and consistent with the principles set forth in Section 2(c) below, the Corporation shall be entitled but shall not be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(c) Any person for whom indemnification is required or authorized under Section 2(a) or Section 2(b) above shall be indemnified against expenses (including attorneys’ fees, paralegals’ fees and court costs) and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, that are actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding, including any appeal thereof. Indemnification shall be available only if the person to be indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation. Notwithstanding the foregoing, no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

6.3 Determination that Indemnification Is Proper. Indemnification pursuant to Section 1 or Section 2 of this Article VI, unless made under the provisions of Section 6 of this Article VI or unless otherwise made pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI. Such determination shall be made under one of the following procedures: (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates; (b) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding; (c) by independent legal counsel (i) selected by the Board of Directors in accordance with the requirements of subsection (a) or by a committee designated under subsection (b) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or (d) by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such action, suit or other proceeding.

6.4 Evaluation and Authorization. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section 3 of this Article VI for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

6.5 Prepayment of Expenses. Expenses (including attorneys’ fees, paralegals’ fees and court costs) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section 1 or Section 2 of this Article VI shall be paid by the Corporation in advance of the final disposition thereof, but only upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article VI.

6.6 Obligation to Indemnify. To the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or other proceeding referred to in Section 1 or Section 2 of this Article VI, or in the defense of any claim, issue or matter therein, such person shall, upon application, be indemnified against expenses (including attorneys’ fees, paralegals’ fees and court costs) actually and reasonably incurred by such person in connection therewith.

6.7 Nonexclusivity and Limitations. The indemnification and advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, By-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding office with the

Corporation. The Board of Directors may, at any time, approve indemnification of or advancement of expenses to any other person that the Corporation has the power by law to indemnify. In all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

6.8 Continuation of Indemnification Right.

(a) The right of indemnification and advancement of expenses under this Article VI for directors and officers shall be a contract right inuring to the benefit of the directors and officers entitled to be indemnified hereunder. No amendment or repeal of this Article VI shall adversely affect any right of such director or officer existing at the time of such amendment or repeal. Indemnification and advancement of expenses as provided for in this Article VI shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

(b) Unless expressly otherwise provided when authorized or ratified by this Corporation, indemnification and advancement of expenses that have been specifically authorized and approved by the Corporation for a particular employee or agent shall continue as to a person who has ceased to be an employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

6.9 “Corporation” Defined. For purposes of this Article VI, the term “corporation” includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, agent, trustee or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

6.10 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, trustee, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Such insurance may cover any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation is obligated to or would have the power to indemnify such person against the liability under Section 1 or Section 2 of this Article VI.

ARTICLE VII

INTERESTED PARTIES

7.1 General. No contract or other transaction between the Corporation and any one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the Board of Directors or of a committee thereof that authorizes, approves or ratifies such contract or transaction, or because such director’s or directors’ votes are counted for such purpose, as long as one or more of the following requirements is satisfied: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote on the matter, and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee thereof or the shareholders.

7.2 Approval by Board of Directors. For purposes of Section 1(a) of this Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the directors on the Board of Directors, or on the committee, who have no relationship or interest in the transaction; provided, however, that such a transaction may not be authorized, approved or ratified by a single director. If a majority of the directors who have no such relationship or interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section 3. The presence of, or vote cast by, a director with a relationship or interest in the transaction does not affect the validity of any action taken under this Section if the transaction is otherwise authorized, approved or ratified as provided in this Section. Such presence or vote of a director with a relationship or interest in the transaction described in Section 1 of this Article VII shall be counted in determining whether the transaction is approved under other sections of these By-laws and applicable law.

7.3 Approval by Shareholders. For purposes of Section 1(b) of this Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Section 3. Shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section 1(b) of this Article VII. The vote of the shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII shall be counted, however, in determining whether the transaction is approved under other sections of these By-laws and applicable law. A majority of those shares that would be entitled, if present, to be counted in a vote on the transaction under this Section 3 shall constitute a quorum for the purpose of taking action under this Section 3.

ARTICLE VIII

CERTIFICATES OF STOCK

8.1 Certificates for Shares. Shares may but need not be represented by certificates. The rights and obligations of shareholders shall be identical whether or not their shares are represented by certificates. If shares are represented by certificates, each certificate shall be in such form as the Board of Directors may from time to time prescribe and shall be signed (either manually or in facsimile) by the President (and may be signed (either manually or in facsimile) by the Secretary or an assistant secretary and/or sealed with the seal of the Corporation or its facsimile). Each certificate shall set forth the holder’s name and the number of shares represented by the certificate, and shall state such other matters as may be required by law. The certificates shall be numbered and entered on the books of the Corporation as they are issued. If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, the Corporation shall send the shareholder a written statement in such form as the Board of Directors may from time to time prescribe, certifying as to the number of shares owned by the shareholder and as to such other information as would have been required to be on certificates for such shares. If and to the extent the Corporation is authorized to issue shares of more than one class or more than one series of any class, every certificate representing shares shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, relative rights, preferences and limitations of the shares of each class or series authorized to be issued; (b) the variations in rights, preferences and limitations between the shares of each such series, if the Corporation is authorized to issue any preferred or special class in series insofar as the same have been fixed and determined; and (c) the authority of the Board of Directors to fix and determine the variations, relative rights and preferences of future series.

8.2 Signatures of Past Officers. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

8.3 Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable from time to time to act as transfer agents and registrars of the stock of the Corporation. When such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

8.4 Transfer of Shares. Transfers of shares of the Corporation shall be made upon its books by the holder of the shares in person or by the holder’s lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate of stock or by delivery to the Corporation of such evidence of transfer as may be required by the Corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Florida.

8.5 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner’s legal representative, to pay a reasonable charge for issuing the new certificate, to advertise the matter in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

ARTICLE IX

RECORD DATE

9.1 Record Date for Shareholder Actions. The Board of Directors is authorized from time to time to fix in advance a date as the record date for the determination of the shareholders entitled to notice of and to vote at any meeting of the shareholders and any adjournment thereof (unless a new record date must be established by law for such adjourned meeting), or of the shareholders entitled to give such consent or take such action, as the case may be. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors; and such record date may not be more than seventy (70) nor less than ten (10) days before the date of any meeting of the shareholders, before a date in connection with the obtaining of the consent of shareholders for any purpose, or before the date of any other action requiring a determination of the shareholders. Only those shareholders listed as shareholders of record as of the close of business on the date so fixed as the record date shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date ten (10) days prior to the date of the shareholders’ meeting.

9.2 Record Date for Dividend and Other Distributions. The Board of Directors is authorized from time to time to fix in advance a date as the record date for the determination of the shareholders entitled to receive a dividend or other distribution. Only those shareholders listed as shareholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case maybe, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date of authorization of the dividend or other distribution.

ARTICLE X

DIVIDENDS

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Articles of Incorporation of the Corporation and by law. Subject to the provisions of the Articles of Incorporation of the Corporation and law, dividends may be paid in cash or property, including shares of stock or other securities of the Corporation.

ARTICLE XI

FISCAL YEAR

The fiscal year of the Corporation shall be the period selected by the Board of Directors as the fiscal year. Unless and until changed by the Board of Directors, the fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE XII

SEAL

The corporate seal shall have the name of the Corporation and the word “SEAL” inscribed thereon. It may be a facsimile, engraved, printed or impressioned.

ARTICLE XIII

STOCK IN OTHER CORPORATIONS

Shares of stock in other corporations held by the Corporation shall be voted by such officer or officers or other agent of the Corporation as the Board of Directors shall from time to time designate for the purpose or by a proxy thereunto duly authorized by said Board.

ARTICLE XIV

AMENDMENTS

These By-laws may be altered, amended or repealed and new By-laws may be adopted either by the Board of Directors or by the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote; provided, however, that the Board of Directors may not alter, amend or repeal any By-law if (a) the Articles of Incorporation of the Corporation or the Florida Business Corporation Act reserve the power to alter, amend or repeal any By-law exclusively to the shareholders; or (b) if the shareholders, in amending or repealing any By-law, expressly provide that the By-law is not subject to amendment or repeal by the Board.

ARTICLE XV

PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION

Any provision of the Articles of Incorporation of this Corporation shall, subject to law, control and take precedence over any provision of these By-laws inconsistent therewith.

Attachment D

Dissenters Rights Provisions from the Nevada Revised Statutes

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)